UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2005

REGISTER.COM, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-29739	11-3239091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 EIGHTH AVENUE, 8TH FLOOR	10018
NEW YORK, NEW YORK (Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 798-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

RCOM Canada, Corp. ("RCOM Canada"), a wholly-owned subsidiary of Register.com, Inc. (the "Company"), entered into a Lease Amending Agreement ("Lease Amendment") with the Yarmouth Area Industrial Commission ("YAIC") on June 2, 2005. The Lease Amendment, which is effective as of May 26, 2005, amends an existing Lease dated April 5, 2001, between RCOM Canada and the YAIC to, among other things, add 10,000 square feet to the existing 20,400 square feet at the leased premises located in the County of Yarmouth, Province of Nova Scotia. The Lease Amendment has a term of three years commencing on completion and occupancy of the additional space and automatically renews in successive one year increments for five additional years unless RCOM Canada notifies the YAIC otherwise. In addition to certain tax and maintenance charges, RCOM Canada agreed to pay net rent of $182,400 Canadian dollars (CAD) per year for the first three years, with the rent increasing $0.25 (CAD) per square foot per year for years four through eight. Under the Lease Amendment, the YAIC agreed to contribute a maximum of $125,000 (CAD) to certain improvements if undertaken by RCOM Canada.

The above description of the Lease Amendment is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is filed as Exhibit 10.1 to this report.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 27, 2005, the Company filed its Form 10-Q for the quarter ended March 31, 2005 and then issued a press release setting forth its financial results for the fiscal quarter ended March 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1. On May 31, 2005, the Company conducted an earnings conference call to discuss its financial results for the fiscal quarter ended March 31, 2005. A transcript of the earnings conference call is furnished herewith as Exhibit 99.2.

During the earnings conference call, and included in the transcript, the Company discussed its earnings before interest, taxes, depreciation and amortization (EBITDA) for certain prior periods and projected EBITDA for the full year 2005. EBITDA is a non-GAAP financial measure under Regulation G promulgated by the Securities and Exchange Commission. The most directly comparable GAAP financial measure to EBITDA is net income. A reconciliation of EBITDA to net income for the relevant periods is available on the Company's web site at http://investor.register.com. This reconciliation is also annexed to the transcript of the earnings conference call, furnished herewith as Exhibit 99.2.

The Company believes EBITDA to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure the Company's performance. EBITDA does not take into account substantial costs of doing business, such as income taxes and interest expense. While many in the financial community consider EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, income before income taxes, net income, cash flow provided by operating activities and other measures of financial performance prepared in accordance with GAAP that are presented in the financial statements included in the Company's reports filed with the Securities and Exchange Commission.

The information in Item 2.02 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

On June 2, 2005 we issued 514,739 shares of our common stock to a warrant holder upon exercise of an outstanding warrant. The exercise price ($0.97 per share or $499, 296 in the aggregate) was paid to us by the warrant holder's tender of 74,745 shares of our common stock. The tendered shares were valued at $6.68 per share (the fair market value) in accordance with the terms of the warrant.

The shares issued in the transaction described above were issued in reliance on the exemption from registration provided in Section 3(a)(9) of the Securities Act of 1933, as amended (the "Act"), as such shares were issued for an exchange with an existing security holder in a transaction in which no commissions or underwriting discounts were paid. The shares tendered upon exercise of the warrant in the transaction described above have been cancelled and are no longer outstanding.

On June 3, 2005 we issued 1,060 shares of our common stock to the warrant holder upon exercise of an outstanding warrant in exchange for the warrant holder's payment to us of $1,028 in cash (or $.97 per share, the warrant exercise price). In addition, on June 3, 2005 we issued 308,515 shares of our common stock to Peter A. Forman, our President and Chief Executive Officer, upon exercise of an outstanding warrant in exchange for Mr. Forman's payment to us of $299,260 in cash (or $0.97 per share, the warrant exercise price). The shares issued in these transactions were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, as such sales did not involve a public offering or general solicitation, no broker or underwriter commissions were paid and the certificates representing such shares was endorsed with an appropriate restrictive legend.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

    (C)    EXHIBITS.

10.1	Lease Amending Agreement, dated May 26, 2005, between Yarmouth Area Industrial Commission and RCOM Canada, Corp.
99.1	Press Release of Register.com, Inc. dated May 27, 2005.
99.2	Transcript of earnings conference call of Register.com, Inc. conducted on May 31, 2005.

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Statements in this report (including, without limitation, statements included in the exhibits filed and/or furnished with this report) other than historical information constitute forward-looking statements and involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. These potential risks and uncertainties include, among other things, uncertainty of future revenue and profitability from existing businesses, increasing competition across all segments of the domain name registration business, risks associated with high levels of credit card chargebacks and refunds, uncertainty regarding the introduction and success of new top level domains, customer acceptance of new products and services offered in addition to, or as enhancements of the Company's registration services, uncertainty of regulations related to the domain registration business and the Internet generally, the rate of growth of the Internet and domain name industry, risks associated with any extraordinary transactions the Company may pursue, uncertainty regarding the Company's identified material weaknesses and the potential identification of additional control deficiencies as material weaknesses, uncertainty regarding the Company's ability to comply with Nasdaq listing requirements, and other factors detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTER.COM, INC. (Registrant)
By: /s/ Roni A. Jacobson Roni A. Jacobson General Counsel and Secretary

Date:    June 6, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Lease Amending Agreement, dated May 26, 2005, between Yarmouth Area Industrial Commission and RCOM Canada, Corp.
99.1	Press Release of Register.com, Inc. dated May 27, 2005.
99.2	Transcript of earnings conference call of Register.com, Inc. conducted on May 31, 2005.